KCG Holdings, Inc. (NYSE: KCG) Wells Fargo Asset Managers, Brokers & Exchanges Conference March 19, 2014 Exhibit 99.1

Safe Harbor
Certain statements contained herein may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the U.S.
Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as "believe," "expect,"
"anticipate," "intend," "target," "estimate," "continue," "positions," "prospects" or "potential," by future conditional verbs such as "will,"
"would," "should," "could" or "may," or by variations of such words or by similar expressions. These "forward-looking statements" are not historical facts and are based on current expectations, estimates and projections about KCG's industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc.
("Knight") and GETCO Holding Company, LLC ("GETCO"), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c)
customer and client reactions to the Mergers; (ii) the August 1, 2012 technology issue that resulted in Knight's broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight's capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with the sale of Knight's institutional fixed income sales and trading business, the sale of KCG's reverse mortgage origination and securitization business and the departure of the managers of KCG's listed derivatives group; (iv) changes in market structure, legislative, regulatory or financial reporting rules; (v) past or future changes to organizational structure and management; (vi) KCG's ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by KCG's customers and potential customers; (vii) KCG's ability to keep up with technological changes; (viii) KCG's ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x)
the effects of increased competition and KCG's ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in KCG's reports with the SEC, including, without limitation, those detailed under “Risk
Factors" in KCG’s Annual Report on Form 10-K for the year-ended December 31, 2013, and in other reports or documents KCG files with, or furnishes to, the SEC from time to time.
For additional disclosures, please see https://www.kcg.com/legal/global-disclosures.

About KCG
KCG helps retail and institutional investors efficiently deploy capital in the secondary market.
1
An independent, pure-play trading firm created in mid-2013 through the merger of leading market makers GETCO and Knight
Core capabilities in market making, agency execution and trading venues
An active participant on global cash, futures and options markets across equities, fixed income, foreign currencies and commodities
A focus on delivering best executions for clients and providing best prices on public and private markets

Investment Rationale
1. A better model for the emerging competitive landscape
2. A market leader in U.S. equities and developer of advanced technologies driving the shift in trading from analog to digital across asset classes
3. Merger- and integration-related synergies still to be realized plus additional savings from debt reduction
4. Prospects for multiyear organic growth directly from core capabilities
5. Additional anticipated opportunities within core capabilities from the implementation of regulations instituted in response to the global financial crisis of 2008
2

A Better Model
Trading
Venues
Agency
Execution
Market
Making
A non-bank execution-only trading firm
A broad client network of brokers, institutions and
banks
Complementary core capabilities across market
making, agency execution and trading venues allow
for the sharing of intellectual capital, trading
technologies and support costs
Agile, scalable and well capitalized
Well positioned for a coming period of industry
transformation driven by competition, technology
and further regulation
– Greater adoption of electronic trading to enhance price
discovery, liquidity, spreads and trading costs
– Implementation of rules designed to minimize risks by
increasing the accessibility and transparency of certain
securities markets and use of clearing corporations
Direct-to-client market making
and proprietary trading
Agency-based algorithms,
execution management
system (EMS) and equity
sales traders
FX electronic communications network
(ECN), fixed income ECN and alternative
trading systems (ATSs)
3

Percentage growth of ADV

ADV (shares in millions)

ADV (shares in millions)

KCG

KCG is a market leader in U.S. equities, the most
accessible, competitive, technologically-advanced
and liquid segment of the global securities markets.
KCG participates in the market in three ways:
KCG’s technologies drive enhancements in terms of the
client offering, market coverage, available liquidity,
execution quality, anonymity, trading costs and service.
A Technology-Driven Leader in U.S. Equities
4
3.9%
5.5%
0
15
30
45
60
75
2013
KCG ADV and market share
of dark pool volume
GETMatched (ATS) Knight Match (ATS)
30.1%
0
100
200
300
400
500
600
700
800
900
2013
KCG market making ADV and market share
of retail U.S. equity volume
Total SEC Rule 605-eligible U.S. equity volume
KCG market making  SEC Rule 605-eligible U.S. equity volume
-4.2%
18.8%
-10%
-5%
0%
5%
10%
15%
20%
Year-over-year growth in ADV
from KCG algorithms and EMS
Consolidated U.S. equity share volume
KCG algorithms and EMS share volume
2013
KCG develops advanced trading technologies in-
house for greater connectivity, efficiency and scale.
Agency-based trading between principals to
transactions
Proprietary trading as a liquidity provider
Principal trading in a market making capacity
Sources: KCG, VistaOne Solutions, BATS Global Markets, Rosenblatt Securities; Trade volumes prior to July 1, 2013 represent combined activity from affiliated broker dealers of GETCO Holding Company, LLC and Knight Capital Group, Inc.

Percentage growth
5.3%

18.0%
15.4%
14.5%
9.2%

KCG

A Growing Presence in Strategic Asset Classes
KCG is an active participant in all major global
markets for equities, futures, options, fixed income,
foreign currencies and commodities.
Advanced trading technologies allow KCG to engage
in direct-to-client market making and proprietary
trading in attractive segments of the global
securities market in an efficient manner.
KCG Europe deploys the full core capabilities in a
region undergoing significant change from market
and regulatory forces.
Trading venues KCG Hotspot and KCG BondPoint
offer clients centralized liquidity, efficient price
discovery and cost-effective trading in asset classes
that are still-outmoded in terms of technology.
KCG intends to continue aggressively seeking
opportunities in segments of the market that are
predominantly electronic, reasonably liquid and
centrally cleared.
Sources: KCG, BATS Chi-X Europe, EBS, Reuters, TRACE; Trade volumes prior to July 1, 2013 represent combined activity from affiliated broker dealers of GETCO Holding Company, LLC and Knight Capital Group, Inc.
5
5%
6%
7%
8%
9%
10%
11%
12%
13%
14%
15%
16%
17%
18%
19%
20%
Jan
2013
Feb
2013
Mar
2013
Apr
2013
May
2013
Jun
2013
Jul
2013
Aug
2013
Sep
2013
Oct
2013
Nov
2013
Dec
2013
Growth in market share of agency transactions
in corporate bonds and institutional spot FX
KCG BondPoint market share of corporate bond transactions under 250 bonds
KCG Hotspot market share of institutional spot FX volume among reporting venues
34.5%
0%
5%
10%
15%
20%
25%
30%
35%
40%
2013
Year-over-year growth in
European equity notional value traded
(inUSD)
Pan-European Stock Exchanges
KCG Europe

Consolidated and retail U.S. equity volume

7,500
6,500
5,500
4,500
3,500
2,500
1,000
900
800
700
600
500
Consolidated ADV (shares in millions)
Retail ADV (shares in millions)
Jan-12
Feb-12
Mar-12
Apr-12
May-12
Jun-12
Jul-12
Aug-12
Sep-12
Oct-12
Nov-12
Dec-12
Jan-13
Feb-13
Mar-13
Apr-13
May-13
Jun-13
Jul-13
Aug-13
Sep-13
Oct-13
Nov-13
Dec-13

Composition of KCG U.S. equity market making trade volumes

7.0
6.5
6.0
5.5
5.0
4.5
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Avg. daily share volume (in billions)
Jan 2012
Feb 2012
Mar 2012
Apr 2012
May 2012
Jun 2012
Jul 2012
Aug 2012
Sep 2012
Oct 2012
Nov 2012
Dec 2012
Jan 2013
Feb 2013
Mar 2013
Apr 2013
May 2013
Jun 2013
Jul 2013
Aug 2013
Sep 2013
Oct 2013
Nov 2013
Dec 2013
NYSE-listed stocks
NASDAQ-listed stocks
OTC stocks

KCG U.S. equity market making revenue capture

1.10
1.00
0.90
0.80
Basis points
1Q12 0.85
2Q12 0.85
3Q12 0.88
4Q12 0.89
1Q13 0.88
2Q13 0.96
3Q13 1.01
4Q13 0.98

KCG

Drivers of Financial Results
Sources: KCG, BATS Global Markets, VistaOne Solutions; Trade volumes and revenue capture prior to July 1, 2013 represent combined activity from affiliated broker dealers of GETCO Holding Company, LLC and Knight Capital Group, Inc.; For historical
KCG U.S. equity market making trade volumes, go to: https://www.kcg.com/access-performance/liquidity.
6
KCG’s financial results are influenced by a number of
factors primarily:
clearance fees and payments for order flow
Transaction costs including execution and
trading strategies
The performance of mid- and high-frequency
The composition of order flow executed
Realized volatility
Retail SEC Rule 605-eligible volume
Consolidated U.S. equity volume
The competitiveness of the client offering and
effectiveness of trading strategies
For example, factors in KCG’s core U.S. equities
market making include:
Overall market volumes and related volatility in
asset classes in which KCG is an active participant
Consolidated U.S equity volume
Retail SEC Rule 605-eligible U.S equity volume

KCG Risk Management
Adverse change in the market value of portfolios and financial instruments caused by a change in market prices, spread, or rates
Financial or other loss derived through failure,
non-performance or underperformance of a
counterparty
Risk of loss resulting from inadequate or failed internal processes, systems, human error or external events; includes legal risk and reputational risk that materialize as a consequence of an event
Risk of loss resulting from high-speed intra-day
activities managed by real-time risk processes and
controls including:
KCG’s risk management framework provides comprehensive controls and processes for ongoing management and monitoring of the major risks associated with the firm's daily business activities.
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An Emergency Response Center creating transparency
around and managing responses to operational incidents and
technology changes during global trading hours
Edge controls and kill switches designed to prevent erroneous orders from being submitted to exchanges and ATSs
Position limits to control the amount of intra-day as well as end-of-day risk
Operational
Risk
Real-Time
Risk
Credit
Risk
Market
Risk

Merger- and Integration-Related Synergies
KCG exceeded the upper range of the projected
$90 to $110 million in cost synergies on an
annualized, run-rate basis by the end of 2013.
Additionally, KCG reduced the annual run-rate
expense from communications and data processing
at the end of the year by more than $20 million to
$150 million. Further reductions on a run-rate
basis are expected by the end of 2014.
The integration of core revenue-generating
activities is demonstrating promise:
8
Compensation and benefits
Communications and data processing
Depreciation and amortization
Professional fees
Occupancy and equipment rentals
Business development
Other
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
$450,000
$500,000
1H13 2H13
KCG Non-GAAP Operating Expenses*
(Excluding execution and clearance fees, payments for order flow and interest)
In U.S. equity market making, KCG is at work
on generating greater revenue opportunities,
increasing internalization rates and lowering
execution and clearance fees on a relative basis
In Europe, KCG completed a restructuring,
combined the product portfolios and integrated
sales
In agency-based algorithms, KCG combined the
product portfolios and fully integrated sales with
institutional equity sales trading
* Operating expenses prior to July 1, 2013 represent consolidated financial results from GETCO Holding Company, LLC and Knight Capital Group, Inc.
See Addendum for a reconciliation of GAAP to non-GAAP financial results.

Additional Savings from Debt Reduction
Aggregate long- and short-term debt of
approximately $957 million as of September 30,
2013 consisting of:
$535 million term credit agreement
$305 million senior secured notes
$117 million legacy Knight convertible notes
Subsequent repayments:
$200 million repayment of the term credit
agreement on October 23, 2013
$100 million repayment of term credit
agreement on December 4, 2013
$100 million repayment of term credit
agreement on January 22, 2014
$85 million repayment of term credit
agreement on March 19, 2014
Future dates to note:
$300mn in repayments in 4Q13
Convertible notes mature
$185mn in repayments in 1Q14
9
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
$11,000
$12,000
$13,000
$14,000
$15,000
$16,000
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15
Indicative quarterly interest expense
from long- and short-term debt
(as of March 19, 2014 assuming no further repayments)
2-year non call on senior secured notes
expires June 5, 2015
Legacy Knight convertible notes mature
March 15, 2015

Prospects for Growth from Core Capabilities
Trading
Venues
Agency
Execution
Market
Making
Generating added revenue
opportunities in U.S. equities while
increasing internalization rates and
lowering execution fees
Growing direct-to-client market
making in European equities by
providing outsourced trade execution
to banks
Developing, refining and expanding
proprietary trading in global equities,
fixed income, currencies and
commodities
Capitalizing on the adoption of
electronic trading in markets –
including FX and fixed income –
that remain largely manual, non-
transparent and illiquid
Increasing penetration
of agency-based
algorithms among
institutions through
continued product
innovation and
coordinated sales
efforts
In addition, pursuing new prospects available to a non bank created by the implementation of regulations designed to reduce risk and increase competition in certain securities markets.
10
KCG’s core capabilities offer prospects for multiyear organic growth from both near-term strategic initiatives and medium- to long-term industry trends.

Addendum

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
6 months ended June 30, 2013 GETCO Knight
Discontinued
operations**
Adjustments for
non-GAAP
presentation*
KCG pro forma
Incremental
debt and deal
costs***
KCG adjusted,
normalized pro
forma expenses
Reconciliation of pro forma GAAP expenses
to normalized pro forma non-GAAP
expenses:
Employee compensation and benefits
108,761 243,070 (15,706) (61,853) 274,272 — 274,272
Execution and clearance fees
86,908 101,881 (5,128) — 183,661 — 183,661
Communications and data processing 41,873 45,377 (412) — 86,838 — 86,838
Interest 2,645 26,325 (2,156) (19) 26,795 12,608 39,403
Depreciation and amortization 15,913 19,632 (1,115) — 34,430 4,444 38,874
Payments for order flow
1,701 64,592 (21,084) — 45,209 — 45,209
Professional fees
30,264 35,438 (945) (55,525) 9,232 — 9,232
Occupancy and equipment rentals
8,184 10,682 (2,495) — 16,371 — 16,371
Business development — 7,730 (1,389) (306) 6,035 — 6,035
Writedown of assets and lease loss accrual 3,697 17,787 (17,787) (3,697) — — —
Other 15,039 30,491 (2,351) (23,228) 19,951 1,461 21,412
Total expenses $     314,985 $     603,005
$     (70,568)
$     (144,628) $     702,794 $     18,512 $     721,306
* Operating expenses prior to July 1, 2013 represent combined financial results from GETCO Holding Company, LLC and Knight Capital Group, Inc. The non-GAAP adjustments incorporate the effects of professional fees related to the Mergers and fees related to Knight's August 1, 2012 technology issue; the acceleration of compensation expense related to certain unit-based awards that vested upon the
Mergers; compensation expense related to a reduction in workforce; writedowns of assets and lease loss accrual primarily related to office consolidations. ** In addition to discontinued operations, includes line items reclassifications to adhere to current presentation. *** Incremental debt and deal costs are added in to normalize the comparison to first half results as though the Merger and debt raise occurred on January 1, 2013. Totals may not add due to rounding.
11

Regulation G Reconciliation of Non-GAAP
Financial Measures (Continuing Operations)
* The non-GAAP adjustments incorporate the effects of professional fees related to the Mergers and fees related to Knight's August 1, 2012 technology issue; compensation expense related to a reduction in workforce and the departure of the ETF management team; writedowns of assets and lease loss accrual primarily related to office consolidations; writedown of capitalized debt costs related to early repayment of debt. Totals may not add due to rounding.
12
6 months ended December 31, 2013 KCG
Adjustments for
non-GAAP
presentation*
KCG pro forma
Reconciliation of pro forma GAAP
expenses to normalized pro forma
non-GAAP expenses:
Employee compensation and benefits 241,840 (28,851) 212,989
Execution and clearance fees
159,506 — 159,506
Communications and data processing
81,558 — 81,558
Interest
42,140 (2,982) 39,158
Depreciation and amortization 39,657 — 39,657
Payments for order flow 34,674 34,674
Professional fees 16,811 (5,718) 11,093
Occupancy and equipment rentals
18,256 — 18,256
Business development
4,567 (597) 3,970
Writedown of capitalized debt costs
13,209 (13,209) —
Writedown of assets and lease loss accrual 11,436 (11,436) —
Other 24,384 (756) 23,628
Total expenses $     688,038 $     (63,550) $     624,488
—